COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SUPPLEMENT DATED SEPTEMBER 30, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2009

The following information supplements information relating to the annual rate of sub-advisory fees in the section titled “INVESTMENT ADVISORY AND OTHER SERVICES – THE SUBADVISORS”:

Effective October 1, 2009, for their services under the Subadvisory Agreement between the Advisor and each Subadvisor, the Advisor (not the Fund) pays CNS Europe, CNS UK and CNS Asia a fee at the annual rate of 50% of the advisory fee received by the Advisor from the Fund with respect to the portion of the Fund’s average assets allocated to each Subadvisor by the Advisor.